EXHIBIT 4

                              STANDSTILL AGREEMENT

     Agreement made this 28th day of July, 1998 by and between Patriot Bank Corp., a Delaware corporation and registered bank holding company ("Patriot"), having its principal place of business at High and Hanover Streets, Pottstown, Pennsylvania 19464 and James L. Leuthe, an individual residing at 3514 Eton Road, Allentown, Pennsylvania 18104.

                                   Background

     Patriot and First Lehigh Corporation, a Pennsylvania corporation and registered bank holding company ("FLC") have entered into an Agreement and Plan of Consolidation (the "Agreement") pursuant to which (i) FLC and Patriot will consolidate into a new Pennsylvania corporation (the "Holding Company"), to be named Patriot Bank Corp. (the "Consolidation") and, (ii) shareholders of FLC would receive (A) shares of Holding Company common stock, no par value per share ("Holding Company Common Stock") in exchange for each share of issued and outstand ing FLC common stock, par value $.01 per share ("FLC Common Stock"),
(B) shares of Holding Company Common Stock in exchange for each issued and outstanding share of FLC Senior Preferred Stock (the "FLC Senior Preferred Stock") and (C) shares of Holding Company Common Stock in exchange for each issued and outstanding share of FLC Series A Preferred Stock (the "FLC Series A Preferred Stock" and together with the FLC Common Stock and the FLC Senior Preferred Stock, the "FLC Capital Stock") all as more particularly set forth in the Agreement.

     Mr. Leuthe is the Chairman of FLC and the owner of a substantial equity interest in FLC.

     As a condition of Patriot's willingness to execute the Agreement, Patriot has required Mr. Leuthe to enter into this Standstill Agreement pursuant to which Mr. Leuthe will agree to certain restrictions on the voting and disposition of his (i) FLC Capital Stock prior to the Consolidation and (ii) Holding Company Common Stock after the Consolidation, and certain other conditions and restrictions, and Mr. Leuthe has agreed to accept such conditions and restrictions.

                                    Agreement

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. Representations, Warranties and Covenants of Mr. Leuthe.

     Mr. Leuthe represents, warrants and covenants as follows:

        (a) Mr. Leuthe has full power, right and authority to enter into this Agreement and to perform all transactions provided for in this Agreement.

        (b) Except for shares of FLC Capital Stock pledged to Citizens National Bank of Slatington to secure a loan in the approximate principal amount of $600,000 and shares of FLC Capital Stock pledged to Royal Bank of Pennsylvania to secure a loan in the approximate principal


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amount of $350,000, Mr. Leuthe owns free and clear of all liens and restrictions
(except such restrictions upon transfer as may arise under federal or state securities laws as a result of Mr. Leuthe's status as an "affiliate" of FLC and restrictions imposed by the Federal Deposit Insurance Corporation ("FDIC"), the Board of Governors of the Federal Reserve System (the "FRB") or the Pennsylvania Department of Banking ("PDB")) including without limitation any restrictions set forth in any agreement to which he may be a party, the following shares of FLC Capital Stock:

            (i) seven hundred thousand (700,000) shares of FLC Common Stock;

            (ii) no shares of FLC Senior Preferred Stock;

            (iii) four hundred thousand (400,000) shares of FLC Series A Preferred Stock.; and

            (iv) no shares of Patriot common stock, no par value per share ("Patriot Common Stock").

In addition, Mr. Leuthe represents that he holds no options to acquire shares of FLC Common Stock and holds no other options to acquire FLC Capital Stock.

        (c) Subject to the terms of the FDIC Order (as hereinafter defined), Mr. Leuthe, in his capacity as Chairman of FLC and in his capacity as a shareholder of FLC Capital Stock shall use his best efforts to cause the transactions provided for in the Agreement to be completed. Mr. Leuthe, as a shareholder, shall be present (in person or by proxy) at all shareholder meetings FLC holds and his FLC Capital Stock may be counted for the purposes of determining the presence of a quorum at such meetings. Moreover, subject to the terms of the FDIC Order, Mr. Leuthe, as a shareholder, shall vote, or cause to be voted, all FLC Capital Stock beneficially owned by him and having the right to vote thereon to approve the Agreement at the special meeting of sharehold ers of FLC to be held to consider such approval and shall not vote any FLC Capital Stock in favor of any transaction with any person other than Patriot or aid, abet or otherwise lend his support to any other person in connection with any transaction or in connection with a tender offer or exchange offer. In addition, Mr. Leuthe shall disclose, or permit Patriot and FLC to disclose that he has entered into this Standstill Agreement and that he supports the Consolidation and recommends a vote in favor of the Consolidation.

        (d) Prior to the completion of the Consolidation, Mr. Leuthe shall not sell, transfer or otherwise dispose of, or permit the sale, transfer or other disposition of any FLC Capital Stock. During such period, Mr. Leuthe shall not engage in any negotiations or initiate discussions with any other party with respect to any sale, transfer or other disposition of any FLC Capital Stock, and shall not vote, or permit to be voted, any FLC Capital Stock in favor of any merger, consolida tion, sale of assets, stock or similar transactions involving FLC or its subsidiary with any party other than Patriot or a subsidiary of Patriot.

        (e) Mr. Leuthe shall file on a timely basis an amendment to his report on Form 13-D with the Securities and Exchange Commission pursuant to Section 13(d) of the


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Securities Exchange Act of 1934 (the "Exchange Act"), with respect to the transactions provided for herein and shall provide Patriot with a copy thereof prior to its filing.

     2. Representation and Warranties of Patriot.

     Patriot represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, right and authority to enter into this Standstill Agreement and to perform all transactions provided for in this Standstill Agreement. The execution, delivery and performance of this Standstill Agreement has been duly authorized by all necessary corporate or other action of Patriot.

     3. Covenants of Mr. Leuthe.

     Prior to June 30, 2013, and subject to the further provisions hereof:

        (a) Except as provided pursuant to the Agreement, neither Mr. Leuthe nor any corporation, entity or other affiliate controlled by Mr. Leuthe (collectively, the "Leuthe Group"), will, directly or indirectly, acquire any FLC Capital Stock, Patriot Common Stock or Holding Company Common Stock (except by way of stock dividends or other distributions or offerings made available to holders of FLC Capital Stock, Patriot Common Stock or Holding Company Common Stock generally).

        (b) Mr. Leuthe shall take such actions as may be required so that all Holding Company Common Stock owned by a member of the Leuthe Group are voted for nominees to the Board of Directors of the Holding Company and, unless the Holding Company otherwise consents in writing, on all other matters to be voted on by the holders of Holding Company Common Stock in the manner directed by the Holding Company. The members of the Leuthe Group, as holders of Holding Company Common Stock, shall be present, in person or by proxy at all meetings of shareholders of the Holding Company so that all Holding Company Common Stock beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings.

        (c) No member of the Leuthe Group shall deposit any Holding Company Common Stock in a voting trust or subject any Holding Company Common Stock to any arrangement or agreement with respect to the voting of such Holding Company Common Stock, except as may otherwise be required by the Federal Deposit Insurance Corporation ("FDIC") or the terms of this Standstill Agreement.

        (d) No member of the Leuthe Group shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of the majority of the directors of the Holding Company with respect to any matter.

        (e) No member of the Leuthe Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Holding Company Common Stock, or otherwise become


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a "person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with members of the Leuthe Group).

        (f) Subject to paragraph 4(e), no member of the Leuthe Group shall, directly or indirectly, offer, sell or transfer any Holding Company Common Stock without first offering Patriot a right of first refusal in the manner provided in paragraph 4, except (i) pursuant to a bona fide public offering registered under the Securities Act of 1933, as amended (the "Act") (provided that no sales of Holding Company Common Stock are made to any person or related group of persons who would immediately thereafter, to the knowledge of any member of the Leuthe Group, own or have the right to acquire Holding Company Common Stock representing more than 1% of the total combined voting power of all Holding Company Common Stock then outstanding), and (ii) as the result of any pledge or hypothecation to a bona fide broker or financial institution to secure a bona fide loan, or the foreclosure of any lien or encumbrance which may be placed upon any Holding Company Common Stock (whether voluntarily or involuntarily).

        (g) Notwithstanding anything contained herein to the contrary, for the entire term of this Standstill Agreement, Mr. Leuthe (i) hereby grants, and directs any party who acts as a record holder of FLC Capital Stock for Mr. Leuthe to grant, to the Board of Directors of Patriot an irrevocable proxy in the form attached hereto as Exhibit A to vote all shares of FLC Capital Stock at any special or regular meeting of shareholders of FLC and (ii) upon completion of the Consolidation, will grant, and will direct any party who acts as a record holder for Mr. Leuthe to grant, to the Board of Directors of the Holding Company an irrevocable proxy in the form attached hereto as Exhibit B to vote all shares of Holding Company Common Stock at any special or regular meeting of shareholders of the Holding Company. Each such proxy, in consideration of the Agreement and the benefit conferred upon Mr. Leuthe thereby, shall be deemed coupled with an interest. In the event that the terms and provisions of this paragraph 3(g) are not complied with by any member of the Leuthe Group or any party who acts as a record holder of FLC Capital Stock on behalf of any member of the Leuthe Group, then, in addition to any remedy, the Holding Company may have under section 7, Mr. Leuthe, upon written demand by the Holding Company, shall immediately contribute or cause to be contributed all Holding Company Common Stock beneficially owned by Mr. Leuthe to a voting trust, the trustee of which will be designated by the Holding Company.

        (h) Mr. Leuthe shall transfer no shares of FLC Capital Stock to a broker to be held in street name unless the proposed broker shall be approved by Patriot or the Holding Company, as the case may be, and such broker, prior to any transfer shall (A) execute a proxy in favor of the Board of Directors of Patriot or the Holding Company, as the case may be, and (B) agree in writing to provide to Patriot or the Holding Company, as the case may be, copies of all statements delivered to Mr. Leuthe and all trade confirmations delivered to Mr. Leuthe relating to FLC Capital Stock or Holding Company Common Stock.


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     4. Right of First Refusal.

     To the extent required by paragraph 3(f), any member of the Leuthe Group, prior to making any offer to sell or transfer Holding Company Common Stock, shall give the Holding Company the opportunity to purchase such Holding Company Common Stock in the following manner:

        (a) Any member of the Leuthe Group intending to make such an offer, sale or transfer shall give notice (the "Transfer Notice") to the Holding Company in writing of such intention, specifying the number of shares of Holding Company Common Stock proposed to be disposed of and certifying in writing that such transfer will be an open market sale through a broker acceptable to the Holding Company.

        (b) The Holding Company shall have the right, exercisable by written notice given by the Holding Company to the party which gave the Transfer Notice within fifteen (15) business days after receipt of such Transfer Notice to purchase (or to cause a corporation, entity, person or group designated by the Holding Company to purchase) all, but not a part of, the Holding Company Common Stock specified in such Transfer Notice for cash at the mean between the high bid and low asked price for the Holding Company Common Stock on the Nasdaq Stock Market as of the date of the Transfer Notice.

        (c) If the Holding Company exercises its right of first refusal hereunder, the closing of the purchase of the Holding Company Common Stock with respect to which such right has been exercised shall take place within thirty
(30) calendar days (or if approval of such purchase is required by the Holding Company shareholders or any regulatory authority as required by law or pursuant to any stock exchange rule or policy, within ninety (90) calendar days) after the Holding Company gives notice of such exercise. Upon exercise of its right of first refusal, the Holding Company shall be legally obligated to consummate the purchase contemplated thereby and shall use its best efforts to secure all approvals required in connection therewith.

        (d) If the Holding Company does not exercise its right of first refusal hereunder within the time specified for such exercise, the party giving the Transfer Notice shall be free during the period of ninety (90) calendar days following the expiration of such time for exercise to sell the Holding Company Common Stock specified in such Transfer Notice in an open market sale through a broker acceptable to the Holding Company and not knowingly to an affiliate provided the party giving such Transfer Notice gives written direction to the broker completing the sale to provide the Holding Company with a copy of any trade confirmation.

        (e) Notwithstanding the foregoing, this Section 4 shall not be applicable to any sale of shares of Holding Company Common Stock by the Leuthe Group in an amount not to exceed 20,000 shares per calendar quarter if each sale or sales are made in open market transactions through a broker designated by the Holding Company and such broker agrees to give to the Holding Company notice of any such sale.


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     5. FDIC Agreement.

     The parties acknowledge that Mr. Leuthe is the subject of an order of the FDIC dated June 26, 1998 (the "FDIC Order") that affects the voting and disposition of FLC Capital Stock and Holding Company Common Stock. Mr. Leuthe acknowledges and agrees that the provisions of this Agreement are in addition to, and not in lieu of the provisions of the FDIC order and Mr. Leuthe shall use his best efforts to obtain the consent of the FDIC to the terms of this Standstill Agreement.

     6. Waiver of Indemnification.

     Mr. Leuthe hereby waives any rights he may have under the articles of incorporation or bylaws of FLC, the certificate of incorporation or bylaws of Patriot, the articles of incorporation or bylaws of the Holding Company, the Agreement, the laws of the State of Delaware, the laws of the Commonwealth of Pennsylvania or any federal law to any indemnification against any action, claim or liability arising out of, or as a result of his position as an officer or director of FLC other than indemnification against any action, claim or liability arising solely out of the approval of the Agreement and the completion of the transactions contemplated thereby with respect to which Mr. Leuthe shall be entitled to indemnification as, and to the same extent as, set forth in the Agreement. Mr. Leuthe also hereby waives any right to advancement of expenses or any right to common law contribution with respect to any action, claim or liability as to which he has waived indemnification.

     7. Escrow.

        (a) Notwithstanding anything contained herein to the contrary or in the Agreement, upon completion of the Consolidation, Mr. Leuthe shall deposit into escrow pursuant to a separate escrow agreement to be executed on or before the closing of the Consolidation (the "Escrow Agreement") by and among Patriot, Mr. Leuthe and an independent escrow agent determined by Patriot (the "Escrow Agent"), an amount of Holding Company Common Stock, cash or other securities equal to (i) $430,000 to secure any obligation now owed or hereafter determined by the FDIC or any other state or federal regulatory authority to be owed by Mr. Leuthe to FLC, its subsidiary, or their successors and assigns as a result of a determination that Mr. Leuthe was not entitled to indemnification or advancement of expenses in connection with proceedings related to the FDIC Order or any action or proceeding brought against Mr. Leuthe as a result of any breach of fiduciary or other duty, or any other tort or breach of contract committed by Mr. Leuthe (the "Restitution Fund") and (ii) $700,000 of Holding Company Common Stock, cash or other securities to secure and Mr. Leuthe's obligation under this Standstill Agreement (the "Collateral Fund"). Except as set forth in paragraphs
(b) and (c) below, Mr. Leuthe shall at all times maintain the balance held in escrow for these purposes at $1,130,000 million or more.

        (b) Funds shall be released from the Restitution Fund in accordance with this Standstill Agreement and the Escrow Agreement upon the later of (i) five
(5) years from the date hereof, in which case the entire amount of the Restitution Fund shall be returned to Mr. Leuthe, or (ii) the issuance of a final, binding, unappealable order by the FDIC or a court of competent jurisdiction either (A) that no amount is due and owing by Mr. Leuthe to FLC, its subsidiary or


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its successors and assign, or (B) of the amount due and owing by Mr. Leuthe to
FLC, its subsidiary or their successors and assigns. If an amount is determined to be due and owing by Mr. Leuthe and such amount equals or exceeds the Restitution Fund, the Escrow Agent shall pay or deliver the entire Restitution Fund to the Holding Company. If the amount determined to be due and owing by Mr. Leuthe is less than the amount escrowed therefor, the Escrow Agent shall pay or deliver from the Restitution Fund the amount due and owing to the Holding Company and the difference of the Restitution Fund shall be paid or delivered to Mr. Leuthe. Notwithstanding the foregoing, in the event FLC (or the Holding Company as successor to FLC) receives any insurance or other proceeds from whatever source (including any claim for malpractice against FLC's counsel) as a result of its claim that payments made to Mr. Leuthe by FLC are covered under FLC's directors and officers liability policy, the Restitution Fund shall be reduced, and the Escrow Agent shall pay from the Restitution Fund to Mr. Leuthe, an amount equal to such insurance proceeds.

        (c) Upon receipt of a certificate from Mr. Leuthe accompanied by any relevant trade confirmation, funds shall be released from the Collateral Fund as follows:

          Number of Holding Company
         Shares Beneficially Owned by                   Required Amount of
               the Leuthe Group                          Collateral Fund
         ----------------------------                   ------------------
                400,000 or more                              $700,000
              300,000 - 399,000                               600,000
              200,000 - 299,000                               500,000
              100,000 - 199,000                               400,000
                25,000 - 99,000                               350,000
               Less than 25,000                                     0


     8. Miscellaneous.

        (a) Mr. Leuthe on the one hand, and Patriot, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holding Company, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Standstill Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which Patriot or the Holding Company may be entitled at law or equity.

        (b) As used herein, the term "affiliate" includes parent, spouse, sibling, any child, grandchild, mother-in-law, father-in-law or any spouse of any of the foregoing and otherwise shall


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have the meaning set forth in Rule 12b-2 under the Exchange Act and the term
"person" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

        (c) This Standstill Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and this Standstill Agreement may be amended only by an agreement in writing executed by the parties hereto.

        (d) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Standstill Agreement.

        (e) For the convenience of the parties, any number of counterparts of this Standstill Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

        (f) All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given or made, if in writing delivered personally or registered mail, postage prepaid, if to:

        Patriot or the Holding Company:

            Patriot Bank Corp.
            High and Hanover Streets
            Pottstown, PA 19464

            Attention: Joseph W. Major, President

        Copy To:

            Jeffrey P. Waldron, Esquire
            Stevens & Lee
            1275 Drummers Lane
            P.O. Box 236
            Wayne, PA 19087-0236

        Mr. Leuthe:

            James L. Leuthe
            3514 Eton Road
            Allentown, Pennsylvania 18104


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        Copy To:

            Duane, Morris & Heckscher
            4200 Liberty Place
            Philadelphia, Pennsylvania 19103
            Attention: A. John May, Esquire

        (g) This Standstill Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Standstill Agreement this 28th day of July, 1998.

                                            -----------------------------------
                                            James L. Leuthe,
                                            individually


                                            PATRIOT BANK CORP.

                                            By
                                               --------------------------------
                                               Joseph W. Major,
                                               President


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                                                                       Exhibit A

                            FIRST LEHIGH CORPORATION
                                IRREVOCABLE PROXY


     Pursuant to the terms of a Standstill Agreement dated July 27, 1998 between James L. Leuthe and Patriot Bank Corp., the undersigned hereby irrevocably appoints the full Board of Directors of Patriot Bank Corp., with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of First Lehigh Corporation Common Stock, Senior Preferred Stock and Series A Preferred Stock which the undersigned is entitled to vote at any meeting of shareholders of First Lehigh Corporation. The undersigned acknowledges that this proxy is coupled with an interest and is therefore irrevocable until June 30, 2013 as provided in the Standstill Agreement.


                                            -----------------------------------
                                            James L. Leuthe
                                            July 27, 1998


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                                                                       Exhibit B

                               PATRIOT BANK CORP.
                               IRREVOCABLE PROXY


     Pursuant to the terms of a Standstill Agreement dated July 27, 1998 between James L. Leuthe and Patriot Bank Corp., a Delaware corporation, as predecessor of Patriot Bank Corp., a Pennsylvania corporation, the undersigned hereby irrevocably appoints the full Board of Directors of Patriot Bank Corp., a Pennsylvania corporation, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Patriot Bank Corp. Common Stock, which the undersigned is entitled to vote at any meeting of shareholders of Patriot Bank Corp. The undersigned acknowledges that this proxy is coupled with an interest and is therefore irrevocable until June 30, 2013 as provided in the Standstill Agreement.


                                            -----------------------------------
                                            James L. Leuthe

                                            Date:
                                                  -----------------------------


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